The Power to Deliver Solutions Around the world, leading enterprises rely on Cass for our vertical expertise, processing power, and global payment network to execute critical financial transactions while driving greater control and efficiency across critical business expenses. Q2 2025 INVESTOR PRESENTATION

Forward-Looking Statements Cass at a Glance Financial Performance Revenue & Expenses Balance Sheet Capital Leadership and Shareholder Information TABLE OF CONTENTS 2 3 4 7 10 17 23 24 www.cassinfo.com / © 2025 Cass Information Systems

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties, and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following factors: ability to execute our business strategy; business and economic conditions; effects of a prolonged government shutdown; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in the economy or supply-demand imbalances affecting local real estate values; changes in consumer and business spending; the Company's ability to realize anticipated benefits from enhancements or updates to its core operating systems from time to time without significant change in client service or risk to the Company's control environment; the Company's dependence on information technology and telecommunications systems of third-party service providers and the risk of systems failures, interruptions or breaches of security; the Company’s ability to achieve organic fee income, loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the payments and banking industries; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the Company's ability to realize deferred tax assets or the need for a valuation allowance; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; the Company’s continued ability to attract, hire and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and reporting system and procedures; regulatory limitations on dividends from the Company's bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, pandemics, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved, and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of original publication of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. This presentation is a high-level summary of our recent and historical financial results and current business developments. For more detailed information, please refer to our press releases and filings with the SEC. FORWARD LOOKING STATEMENTS 3www.cassinfo.com / © 2025 Cass Information Systems

4www.cassinfo.com / © 2025 Cass Information Systems CASS AT A GLANCE

OVERVIEW

- Cass is an information services company that processes freight and facility payments for a number of the largest global companies
- The information systems business has a 70-year legacy
- As a result of its $90B of payments, Cass generates $1B+ of average non-interest bearing float
- Cass continues to operate a strong and profitable commercial bank founded in 1906

Market. Cap. $600M	Assets $2.3B	YTD ROE 15.62%
YTD NI $17.8M	YTD % Fees/ Rev. 61.4%	% AVG NIB Funding 71.1%

INFORMATION SYSTEMS / PAYMENTS

- Transportation information systems provides freight invoice audit and payment services
- Facilities expense management provides invoice management, payment and business intelligence for all types of utility and facility related expenses
- CassPay provides complex treasury management and payment services for fintech and other payment companies

$90B Annual payments volume	50M Annual invoice volume	$107M TTM fee revenue	$1.1B YTD average float

COMMERCIAL BANK

- Cass Commercial Bank operates in three primary niches
  - St. Louis C&I market
  - Faith based organizations across the U.S.
  - McDonalds' franchisees
- Strong track record of asset quality

$1.1B Loans	$1.0B Deposits	1.64% YTD cost of deposits	$0 Charge-offs

Cass Information Systems, Inc.

www.cassinfo.com / © 2025 Cass Information Systems 5

Note: Balance sheet metrics as of June 30, 2025. Income statement metrics are through period ended June 30, 2025 as indicated.

SALE OF TELECOM EXPENSE MANAGEMENT & MANAGED MOBILITY SERVICES (“TEM”) BUSINESS 6www.cassinfo.com / © 2025 Cass Information Systems + On April 7, 2025, the Company signed an Asset Purchase Agreement providing for the sale of its TEM business to Asignet USA Inc for $18.0 million in cash. The transaction closed on June 30, 2025. + During the second quarter of 2025, the Company reported pretax and net income from discontinued operations of $4.9 million and $3.7 million, respectively. These amounts include a $3.6 million pretax gain on sale of the TEM business and $1.5 million of other non-recurring fee revenue. + The Company expects that ongoing consolidated earnings will be neutral from a profitability perspective as the projected net income of the TEM business is expected to be offset by increased interest income from the deployment of the purchase price of $18.0 million into interest-earning assets and the sale of below market investment securities as discussed later in this presentation. + The Company has applied discontinued operations accounting in accordance with FASB Accounting Standards Codification (“ASC”), Topic 205-20, “Presentation of Financial Statements – Discontinued Operations,” to the assets and liabilities being sold related to the Company's TEM Business Unit for all periods presented, as applicable. All financial information in this investor presentation is reported on a continuing operations basis, unless otherwise noted.

7www.cassinfo.com / © 2025 Cass Information Systems FINANCIAL PERFORMANCE

Q2 2025 FINANCIAL HIGHLIGHTS 8www.cassinfo.com / © 2025 Cass Information Systems $4.48M $8.86M Q2 '24 Q2 '25 $0.32 $0.66 Q2 '24 Q2 '25 8.01% 15.35% Q2 '24 Q2 '25 NET INCOME DILUTED EPS RETURN ON EQUITY + Net income of $8.9 million, or $0.66 per common share. + Return on average equity and assets of 15.35% and 1.48%, respectively. + Increase in net interest margin to 3.78% from 3.32%. + Closed on sale of TEM business resulting in a gain on sale of $3/6 million, combined with a reduction of intangible assets of $5.1 million. + Sold $34.0 million of corporate investment securities yielding 2.29% at a pretax loss of $3.6 million. + Repurchased 140,269 shares of Company stock. $38.4M $38.1M Q2 '24 Q2 '25 NET INTEREST INCOME TOTAL OPERATING EXPENSE 3.32% 3.78% Q2 '24 Q2 '25 NET INTEREST MARGIN $15.9M $19.5M Q2 '24 Q2 '25

QUARTERLY FINANCIAL PERFORMANCE 9www.cassinfo.com / © 2025 Cass Information Systems $38.4M $42.8M $40.4M $35.5M $38.1M Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 $4.48M $2.94M $4.59M $8.97M $8.86M Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 8.01% 5.04% 7.88% 15.91% 15.35% Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 0.78% 0.50% 0.77% 1.51% 1.48% Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 TOTAL OPERATING EXPENSE NET INCOME RETURN ON EQUITY ROAA $44.0M $46.5M $45.6M $46.4M $48.0M Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 TOTAL REVENUE, EXCL INV LOSSES $0.32 $0.21 $0.33 $0.66 $0.66 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 DILUTED EPS

10www.cassinfo.com / © 2025 Cass Information Systems REVENUE & EXPENSES

FINANCIAL FEES 11www.cassinfo.com / © 2025 Cass Information Systems + Financial fees declined $299,000, or 2.9%, from Q2 2024 due to a lower average balance of payments in advance of funding of 17.4%. + The Company expects its new working capital solution and other initiatives to increase the average balance of payments in advance of funding in future quarters. These programs have been sold to clients and are in process of implementation. $9.08B $9.10B $8.99B $8.64B $9.37B Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 $4.75B $5.47B $5.03B $5.82B $5.51B Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 $213.2M $203.0M $201.0M $173.6M $176.2M Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 TRANSPORTATION DOLLAR VOLUMES FACILITY DOLLAR VOLUMES AVERAGE PAYMENTS IN ADVANCE OF FUNDING $10.5M $11.0M $10.5M $10.0M $10.2M Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 FINANCIAL FEES

PROCESSING FEES 12www.cassinfo.com / © 2025 Cass Information Systems + The change quarter to quarter is generally correlated to transportation and facility invoice volumes. + Processing fees increased 1.6% as compared to 2Q 2024 reflecting relatively flat transportation and facility transaction volumes. 8.88M 9.16M 8.92M 8.36M 8.84M Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 4.20M 4.18M 4.09M 4.23M 4.14M Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 $16.8M $16.7M $15.7M $16.5M $17.1M Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 TRANSPORTATION INVOICE VOLUMES FACILITY INVOICE VOLUMES PROCESSING FEES

NET INTEREST INCOME 13www.cassinfo.com / © 2025 Cass Information Systems + The net interest margin (NIM) improved 46 basis points from Q2 2024 largely driven by increases in the average yield on loans and investment securities of 38 and 18 basis points, respectively, combined with a decline in the average cost of total deposits of 38 basis points. + The Company generally benefits from a higher interest rate environment due to a large percentage of its funding sources being non- interest bearing. $15.9M $17.6M $17.8M $19.3M $19.5M Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 $1.96B $2.00B $2.02B $2.10B $2.09B Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 3.32% 3.55% 3.55% 3.75% 3.78% Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 NET INTEREST INCOME AVERAGE INTEREST-EARNING ASSETS NET INTEREST MARGIN

NET INTEREST INCOME (CONTINUED) 14www.cassinfo.com / © 2025 Cass Information Systems + As can be seen in the graph below, the Company’s net interest margin has historically trended above the average 5-year UST. With the rise in short and long-term bond yields over the last 3-4 years, the yield on many of the Company’s fixed rate loans and investment securities is below current market interest rates. If mid and longer-term bond yields remain at or close to current levels, as the Company’s interest-earning assets mature and re-price to current market rates over the coming quarters and years, the Company’s NIM should benefit, thereby increasing net interest income.

PERSONNEL EXPENSE 15www.cassinfo.com / © 2025 Cass Information Systems + Salaries and commissions increased 1.2% compared to 2Q2024. The increase compared to 1Q2025 was due to merit increases and severance. + Employee profit sharing and share-based compensation increased due to improvement in earnings. + The termination of the defined benefit pension plan resulted in a one-time non-cash expense of $3.5 million during Q4 2024. + Other benefits increased primarily due to higher health insurance costs. + Average FTEs declined 5.9% compared to 2Q2024 due to strategic investments in various technology initiatives. Expense 2Q2024 3Q2024 4Q2024 1Q2025 2Q2025 Salaries and commissions $20.4 $20.5 $19.9 $19.7 $20.6 Employee profit sharing 0.9 0.6 1.5 1.5 1.6 Share-based compensation 0.4 0.9 0.5 1.2 0.9 Net periodic pension cost 0.2 0.2 3.6 0.0 0.0 Other benefits 4.3 4.3 4.1 4.9 4.6 Total personnel expense $26.2 $26.5 $29.6 $27.3 $27.7 Average full-time equivalent employees (FTEs) 1,051 1,038 1,008 1,008 989 ($$ in millions)

NON-PERSONNEL EXPENSE 16www.cassinfo.com / © 2025 Cass Information Systems + Equipment expense has increased as a result of an increase in depreciation expense related to technology projects now in production. + Bad debt expense (recovery) relates to a full write-off of a funding receivable related to a facility client during 2Q2024 and 3Q2024 and a subsequent partial recovery in 1Q2025. + Other expense during Q2 2024 included $1.3 million of late fees incurred on facility transactions as described in the Q2 2024 earnings release. Expense 2Q2024 3Q2024 4Q2024 1Q2025 2Q2025 Occupancy expense $0.6 $0.7 $0.7 $0.7 $0.7 Equipment expense 1.9 2.1 2.3 2.3 2.6 Bad debt expense (recovery) 1.3 6.6 0.0 (2.0) 0.0 Other expense 8.3 6.9 7.7 7.2 7.1 Total non-personnel expense $12.1 $16.3 $10.7 $8.2 $10.4 ($$ in millions)

17www.cassinfo.com / © 2025 Cass Information Systems BALANCE SHEET

LOANS 18www.cassinfo.com / © 2025 Cass Information Systems + Loans have increased $35.0 million, or 3.2%, as compared to December 31, 2024. The Company experienced solid growth in faith-based and other C&I loans. The Company elected to not replace runoff in its lease financing portfolio during the second quarter of 2025 to generate liquidity for other purposes, leading to the decline in loans. Portfolio Composition 6/30/24 9/30/24 12/31/24 3/31/25 6/30/25 Franchise $229.6 $237.1 $257.8 $258.5 $260.3 Faith-Based 382.2 401.3 394.5 403.5 410.9 Leases 131.4 118.3 122.1 124.3 111.7 Other C&I 187.6 193.1 179.3 229.5 211.6 Other CRE 131.2 128.6 128.3 126.0 122.5 Ending Loans $1,062.0 $1,078.4 $1,082.0 $1,141.8 $1,117.0 Loan Yield 5.26% 5.40% 5.38% 5.61% 5.64% ACL/Loans 1.28% 1.27% 1.24% 1.25% 1.28% Net Charge-Offs — — — — — Non-Performing Loans/Loans — — — — 0.30% Franchise 23% Faith-Based 37% Leases 10% Commercial and Industrial 19% Commercial Real Estate 11% PORTFOLIO COMPOSITION 6/30/25 ($$ in millions)

INVESTMENT PORTFOLIO COMPOSITION 19www.cassinfo.com / © 2025 Cass Information Systems + All investment securities are classified as available-for-sale. The overall weighted-average repricing term is 4.2 years and the average yield for 2Q2025 was 3.02%. The portfolio had unrealized losses of $43.8 million at June 30, 2025 resulting in a total fair value for the portfolio of $599.5 million. + The asset-backed securities are backed by student loans in the FFELP program with a minimum 97% guaranty by the U.S. Department of Education. Theses securities have long maturities but are floating rate assets. + The corporate bonds are all high investment grade. The Company sold $34.0 million of corporate bonds with a weighted-average yield of 2.29% during late June 2025. These funds will be redeployed into higher yielding interest-earning assets. + The mortgage-backed securities portfolio has an estimated average life of 4.6 years. + 99% of the municipal securities are an investment grade of “A” or higher. PORTFOLIO COMPOSITION (BOOK VALUE) State and Political $208.7M MBS $365.9M Corporate Bonds $39.0M Asset-Backed $29.8M

LOANS & SECURITIES (BOOK VALUE)-REPRICING OR MATURITY

Total Loans at June 30, 2025							
	Repricing or Maturity Term					Rate Structure	
	1 Year or Less	> 1 to 3 Years	>3 to 5 Years	> 5 Years	Total	Floating Rate	Fixed Rate
Commercial and Industrial:							
Franchise	12,968	31,368	27,418	188,528	260,282	12,204	248,078
Leases	30,202	30,160	31,804	20,121	112,287	-	112,287
Other	111,603	30,690	56,757	11,779	210,829	91,395	119,434
Total C&I	154,773	92,218	115,979	220,428	583,398	103,599	479,799
Real Estate:							
Faith-based CRE	133,989	89,992	116,380	70,891	411,252	15,222	396,030
Commercial	48,834	48,761	20,676	1,783	120,054	33,746	86,308
Other	1,400	87	813	-	2,300	-	2,300
Total real estate	184,223	138,840	137,869	72,674	533,606	48,968	484,638
Total loans	338,996	231,058	253,848	293,102	1,117,004	152,567	964,437
% of total	30%	21%	23%	26%	100%	14%	86%
Weighted-average coupon rate	5.69%	5.03%	5.70%	5.73%			

Total Investment Securities (Book Value) at June 30, 2025							
	Maturity and Projected Principal Cash Flow					Rate Structure	
	1 Year or Less	> 1 to 3 Years	>3 to 5 Years	> 5 Years	Total	Floating Rate	Fixed Rate
Mortgage-backed	51,652	81,860	82,446	149,902	365,860	-	365,860
State and political	40,177	31,254	27,987	109,291	208,709	-	208,709
Corporate	-	6,167	26,910	5,947	39,024	5,945	33,079
Asset-backed	8,269	7,053	3,926	10,547	29,795	29,795	-
Total investment securities	100,098	126,334	141,269	275,687	643,388	35,740	607,648
% of total	16%	20%	22%	43%	100%	6%	94%

Cass Information Systems, Inc.

www.cassinfo.com / © 2025 Cass Information Systems

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FUNDING 21www.cassinfo.com / © 2025 Cass Information Systems + For 2Q2025, 71.1% of average funding was non-interest bearing, a strategic advantage in the current interest rate environment. + Average accounts and drafts payable increased $147.3 million, or 15.1%, during 2Q2025 primarily reflective of the increase in facility and transportation dollar volumes of 16.1% and 3.2%, respectively. AVERAGE DEPOSITS AND ACCOUNTS & DRAFTS PAYABLE FUNDING COMPOSITION $1.4B IN NON- INTEREST FUNDING $976M $1.01B $1.04B $1.07B $1.12B $1.05B $1.03B $1.04B $1.03B $1.01B Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 AVERAGE DEPOSITS AVERAGE ACCOUNTS & DRAFTS PAYABLE $2.03B $2.04B $2.08B $2.13B$2.10B Int-DDA, MM, Savings $547.1M Non-Interest $370.6M Accts & Drafts Payable $1,036.8M Time Deposits $86.1M

KEY FUNDING POINTS 22www.cassinfo.com / © 2025 Cass Information Systems + Accounts and drafts payable represents float generated by our payments businesses and have proven a very stable source of funding over a long period of time. + Deposits are generated from core Bank and CassPay clients. These deposits almost entirely consist of operating accounts from core faith-based and other C&I clients as well as CassPay clients where the Company generates float. + The average cost of total deposits for the second quarter of 2025 was 1.66%. + The Bank participates in the CDARS and ICS programs offered by Promontory Interfinancial Network, LLC, enabling FDIC insurance up to $150 million on money market accounts, $200 million on checking accounts, and $50 million on certificates of deposit, up to a total limit of $285 million. + There are no brokered deposits or wholesale borrowings. + The Bank has a $224.8 million secured line of credit with the FHLB collateralized by commercial mortgage loans. + The Company has $225.0 million of unused lines of credit collateralized by investment securities.

CAPITAL 23www.cassinfo.com / © 2025 Cass Information Systems + The Company maintains excess capital to support organic balance sheet growth and opportunistic acquisitions + Dividend of $0.31 per share + Cass has continuously paid regularly scheduled cash dividends since 1934 + The Company repurchased 140,269 shares of Company stock during Q2 2025 at a weighted average price of $41.79 Tier 1 leverage ratio at 6/30/25 10.62% Common equity tier 1 risk- based ratio at 6/30/25 14.82% Tier 1 risk-based ratio at 6/30/25 14.82% Total risk-based ratio at 6/30/25 15.67%

LEADERSHIP AND SHAREHOLDER INFORMATION 24www.cassinfo.com / © 2025 Cass Information Systems

BOARD OF DIRECTORS 25 Eric H. Brunngraber Chairman Ralph W. Clermont Retired Managing Partner, KPMG LLP, Saint Louis, Missouri Robert A. Ebel Retired Chief Executive Officer, Universal Printing Company Wendy J. Henry Retired Managing Partner, BKD, LLP James J. Lindemann Retired Executive Vice President, Emerson Sally H. Roth Retired Area President — Upper Midwest, Regions Bank Joseph D. Rupp Lead Director and Retired Chairman, President, and Chief Executive Officer, Olin Corporation Randall L. Schilling Chief Executive Officer, OPO Startups, LLC Franklin D. Wicks, Jr., Ph.D. Retired Executive Vice President and President, Applied Markets, Sigma-Aldrich Benjamin F. (Tad) Edwards, IV Chairman, Chief Executive Officer, and President, Benjamin F. Edwards & Company www.cassinfo.com / © 2025 Cass Information Systems Ann W. Marr Retired Executive Vice President of Global Human Resources, World Wide Technology Martin H. Resch President and Chief Executive Officer

LEADERSHIP COUNCIL

Cory J. Bricker
Senior Vice President and President - CassPay

Dwight D. Erdbruegger
President and Chief Operating Officer, Cass Commercial Bank

Ross M. Miller
Senior Vice President and President - TouchPoint

Martin H. Resch
President and Chief Executive Officer

Todd J. Wills
Senior Vice President and President - Utility Expense Management

Mark A. Campbell
Senior Vice President, Strategy & Business Operations

Carl N. Friedholm
Senior Vice President, Strategy & Business Operations

Sean M. Mullins
Vice President – Chief Information Security Officer

Jeanne M. Scannell
Chief Credit Officer - Cass Commercial Bank

James M. Cavellier
Executive Vice President and Chief Information Officer

Nicole M. Jennings
Vice President - Chief Operational Risk Management Officer

Michael J. Normile
Executive Vice President and Chief Financial Officer

Matthew S. Schuckman
Executive Vice President, General Counsel, and Corporate Secretary

Sarah J. Duran
Vice President – Internal Audit

Teresa D. Meares
Senior Vice President and President - Waste Expense Management

Christi A. Reiter
Senior Vice President – Chief HR Officer

Anthony G. Urban
Executive Vice President - Transportation Information Services

Cass Information Systems, Inc.
www.cassinfo.com / © 2025 Cass Information Systems
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SHAREHOLDER INFORMATION 27www.cassinfo.com / © 2025 Cass Information Systems CORPORATE HEADQUARTERS Cass Information Systems, Inc. 12444 Powerscourt Drive, Suite 550 Saint Louis, Missouri 63131 314.506.5500 www.cassinfo.com INVESTOR RELATIONS ir@cassinfo.com COMMON STOCK The company’s common stock trades on the NASDAQ stock market under the symbol CASS. INDEPENDENT AUDITORS KPMG LLP 10 South Broadway, Suite 900 Saint Louis, Missouri 63102 TRANSFER AGENT Shareholder correspondence should be mailed to: Computershare P.O. Box 43006 Providence, RI 02940-3006 Overnight correspondence should be mailed to: Computershare 150 Royall St, Suite 101 Canton, MA 02021 SHAREHOLDER WEBSITE www.computershare.com/investor SHAREHOLDER ONLINE INQUIRIES www-us.computershare.com /investor/Contact TOLL-FREE PHONE 866.323.8170

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